UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2015 (June 5, 2015)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2015, Flowers Foods, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Thomasville, Georgia for the following purposes and with the following voting results:

(1)	To amend the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws to provide that, beginning in 2017, all directors will be elected on an annual basis for a term of one year:

For	165,407,593
Against	89,371
Abstain	49,759
Broker Non-Votes	29,965,568

(2)	To elect five nominees as directors of the Company, each to serve for a term of one year until the Company’s Annual Meeting of Shareholders in 2016:

Directors:	For	Against	Abstain	Broker Non- Votes
Joe E. Beverly	164,418,826	1,036,896	91,001	29,956,568
Amos R. McMullian	161,153,101	4,275,543	118,079	29,956,568
J.V. Shields, Jr.	164,298,954	1,128,425	119,344	29,956,568
David V. Singer	164,987,138	452,840	106,745	29,956,568
James T. Spear	165,159,134	281,561	106,028	29,956,568

(3)	To hold an advisory vote on the compensation of the Company’s named executive officers:

For	161,574,502
Against	3,708,093
Abstain	264,128
Broker Non-Votes	29,956,568

(4)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2016:

For	194,360,456
Against	1,011,751
Abstain	131,084
Broker Non-Votes	—

(5) The shareholder proposal regarding the vesting of equity awards of executive officers upon a change of control was withdrawn by the shareholder proponent prior to the Annual Meeting and was therefore not voted upon.

(6) Shareholder proposal regarding shareholder approval of certain future severance agreements for senior executives:

For	43,382,285
Against	121,858,858
Abstain	305,580
Broker Non-Votes	29,956,568

Proposal 1 received the affirmative vote of more than 66 2/3% of the outstanding shares of the Company’s common stock and therefore the amendments to the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws were adopted. The Certificate of Amendment to the Company’s Restated Articles of Amendment was filed with the Secretary of State of the State of Georgia on June 5, 2015. Copies of the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws, each as amended through June 5, 2015, are filed herewith as Exhibit 3.1 and 3.2, respectively, and incorporated herein by reference.

With respect to Proposal 2, each of the director-nominees received a majority of votes cast in the election of directors, and each was elected to serve for a term of one year.

Proposals 3 and 4 each received the affirmative vote of a majority of votes cast and therefore passed.

Proposals 6 did not receive the affirmative vote of a majority of votes cast and therefore did not pass.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Restated Articles of Incorporation of Flowers Foods, Inc., as amended through June 5, 2015.

3.2	Amended and Restated Bylaws of Flowers Foods, Inc., as amended through June 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

	By:	/s/ R. Steve Kinsey
		Name:	R. Steve Kinsey
		Title:	Executive Vice President and Chief Financial Officer

Date: June 10, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1	Restated Articles of Incorporation of Flowers Foods, Inc., as amended through June 5, 2015.

3.2	Amended and Restated Bylaws of Flowers Foods, Inc., as amended through June 5, 2015.